Exhibit 99.1

PRESS RELEASE

01-08	INVESTOR CONTACTS
Rob Sutton
Intervoice, Inc.
972-454-8891
rob.sutton@intervoice.com
Intervoice Announces Results for the Third Quarter of Fiscal 2008
Intervoice reports revenues of $52.9 million and earnings of $0.07 per share
DALLAS — January 8, 2008 — Intervoice, Inc. (NASDAQ: INTV) today reported revenues of $52.9 million for its third fiscal quarter ended November 30, 2007, up from revenues of $48.7 million posted in the prior quarter, and up from $52.8 million recorded in the third quarter of the prior year. The Company’s third quarter fiscal 2008 GAAP net income of $2.9 million, or $0.07 per diluted share, was up from $1.4 million, or $0.04 per diluted share, in the prior quarter, and up from a $0.1 million net loss, or $0.00 per diluted share, in the third quarter of the prior year.
“I am pleased that our strategic investments in new products and services are driving growth and profitability,” said Bob Ritchey, the Company’s President and CEO. “I believe the Company’s long-term outlook is very favorable, and I currently believe that revenues for the fourth quarter of fiscal 2008 will be in the $51 million to $56 million range. Additionally, I believe that expected fourth quarter bookings will drive growth in our solutions backlog. I look forward to discussing details of our third fiscal quarter and outlook for the future in today’s conference call with investors.”
The Company’s solutions backlog of $55.9 million at November 30, 2007 was down 13 percent from $64.5 million at the end of the second quarter of fiscal 2008, and up 21 percent from $46.3 million at the end of the third quarter of the prior year.
On a non-GAAP basis, the Company reported third quarter fiscal 2008 income of $4.1 million, up from $3.8 million in the prior quarter, and up from $2.6 million, in the third quarter of the prior year. Also on a non-GAAP basis, operating income for the quarter was $5.8 million, up from $5.6 million in the prior quarter and up from $3.9 million in the third quarter of the prior year. Third quarter fiscal 2008 non-GAAP operating expenses exclude $1.0 million of intangible amortization and restructuring charges and $1.3 million related to non-cash stock compensation expenses.
“I am very pleased with our overall progress and continued improvement in profitability,” said Craig Holmes, the Company’s Executive Vice President and Chief Financial Officer. “We have completed significant acquisition and integration initiatives which have enhanced our market position and operating efficiency.”
The Company has scheduled a conference call for 4:00 p.m. central time today, Tuesday, January 8, 2008, to discuss its third fiscal quarter results and its outlook for the future. To participate in the call, dial (877) 743-6785 or (706) 679-4758 and reference the conference ID of 17668345. A replay of the call will be available at the Company’s Web site at www.intervoice.com.

Non-GAAP Financial Measures
The Company reports its financial results in accordance with GAAP. However, the Company’s internal reporting and measurement programs include adjustments to exclude stock-based compensation charges, amortization of acquisition intangibles, corporate restructuring and certain special charges from GAAP financial measures. In addition, for comparison purposes, the Company adjusts income tax expense to reflect a 34 percent tax rate on the non-GAAP pre-tax income measure. The Company uses these non-GAAP financial measures in its budgeting and forecasting process to analyze financial trends. The Company believes these adjustments provide an additional meaningful measurement of results that enhances period to period comparisons and which is also used as a component of internal incentive compensation programs.
In the future, the Company anticipates incurring expenses similar to certain of the non-GAAP adjustments described in the non-GAAP financial measures, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that all of these costs are unusual, infrequent, or non-recurring. In addition, other companies, including those in the Company’s industry, may calculate non-GAAP financial measures differently, potentially limiting non-GAAP measures for cross-company comparisons. The Company acknowledges that the items excluded from GAAP based measures may have a material impact on the Company’s financial results determined in accordance with GAAP.
Non-GAAP adjusted results are supplemental information and are not intended to be a substitute for GAAP results or considered in isolation, and should be read only in conjunction with consolidated financial statements prepared in accordance with GAAP. These non-GAAP measures and their reconciliation to the most directly comparable GAAP measures are shown as an additional table at the end of this press release and in schedules provided on the Company’s website at www.intervoice.com.
Forward-Looking Statements
Intervoice has included in this press release certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended concerning its business and operations that are based on management’s current beliefs. All statements other than statements of historical fact in this press release are forward-looking statements. Readers are cautioned to read the risks and uncertainties, described in the Company’s filings with the Securities and Exchange Commission, including without limitation, the risks and uncertainties set forth under Item 1A “Risk Factors” in the Company’s Annual Report filed on Form 10-K and Quarterly Reports filed on Form 10-Q. Intervoice cautions current and potential investors that such risks and uncertainties could result in material differences from the forward-looking statements in this press release, and investors should not place reliance on forward-looking statements as a prediction of future results. We undertake no obligation to update or revise any forward-looking statement.
About Intervoice
Intervoice is a world leader in unified communications, providing scalable, switch-independent software and professional services that power standards-based voice portals, multi-channel IP contact centers, and next-generation mobile-enhanced services. Since 1983, Intervoice solutions have been used by many of the world’s leading banks, communications companies, healthcare institutions, utilities and government entities. With more than 5,000 customers in 75 countries, Intervoice has helped enterprises and network operators stay competitive by offering their customers best-in-class services. Intervoice Voice Portal, IP contact center software, enhanced messaging products, Media Exchange™ platform and custom-built and packaged applications are available on-premise and, selectively, as managed or hosted services by Intervoice. For more information, visit www.intervoice.com.

INTERVOICE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	(In Thousands, Except Share and Per Share Data)
ASSETS	November 30, 2007	February 28, 2007
Current Assets
Cash and cash equivalents	$27,148	$28,215
Trade accounts receivable, net of allowance for doubtful accounts of $735 in fiscal 2008 and $1,476 in fiscal 2007	37,140	36,837
Inventory	19,041	13,751
Prepaid expenses and other current assets	4,840	3,909
Income taxes receivable	238	1,098
Deferred income taxes	4,075	3,880

Total current assets	92,482	87,690

Property and Equipment, net of accumulated depreciation of $70,019 in fiscal 2008 and $62,419 in fiscal 2007	32,486	34,429

Other Assets
Intangible assets, net of accumulated amortization of $22,248 in fiscal 2008 and $20,040 in fiscal 2007	7,776	9,505
Goodwill	32,193	32,193
Long term deferred income taxes	3,860	4,613
Other assets	162	135

	$168,959	$168,565

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$11,482	$12,881
Accrued expenses	12,015	15,571
Customer deposits	6,845	4,365
Deferred income	30,399	32,368
Deferred income taxes	589	196

Total current liabilities	61,330	65,381

Stockholders’ Equity
Preferred stock, $100 par value—2,000,000 shares authorized: none issued
Common stock, no par value, at nominal assigned value—62,000,000 shares authorized: 38,813,491 issued and outstanding in fiscal 2008 and 38,727,628 issued and outstanding in fiscal 2007	19	19
Additional capital	104,523	101,608
Retained earnings	2,707	1,861
Accumulated other comprehensive income (loss)	380	(304)

Stockholders’ equity	107,629	103,184

	$168,959	$168,565

INTERVOICE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	(In Thousands, Except Per Share Data)
	Three Months Ended November 30,		Nine Months Ended November 30,
	2007	2006	2007	2006
Sales
Solutions	$26,169	$27,151	$70,612	$70,865
Recurring services	26,718	25,617	78,694	78,051

	52,887	52,768	149,306	148,916

Cost of goods sold
Solutions	18,036	16,604	48,741	44,194
Recurring services	8,142	7,405	22,838	22,071

	26,178	24,009	71,579	66,265

Gross margin
Solutions	8,133	10,547	21,871	26,671
Recurring services	18,576	18,212	55,856	55,980

	26,709	28,759	77,727	82,651

Research and development expenses	4,360	6,258	13,475	17,279
Selling, general and administrative expenses	18,223	21,959	57,872	62,967
Amortization of acquisition related intangible assets	648	673	2,057	1,836

Income (loss) from operations	3,478	(131)	4,323	569

Interest income	336	290	1,368	1,237
Interest expense	(2)	(17)	(34)	(17)
Other income (expense)	168	(292)	(180)	(210)

Income (loss) before taxes	3,980	(150)	5,477	1,579
Income taxes (benefit)	1,113	(62)	2,084	476

Net income (loss)	$2,867	$(88)	$3,393	$1,103

Net income per share — basic	$0.07	$0.00	$0.09	$0.03

Shares used in basic per share computation	38,707	38,616	38,785	38,557

Net income per share — diluted	$0.07	$0.00	$0.09	$0.03

Shares used in diluted per share computation	39,875	38,616	39,548	39,120

INTERVOICE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	(In Thousands)
	Nine Months Ended November 30,
	2007	2006
Operating Activities
Net income	$3,393	$1,103
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	9,607	8,274
Non-cash compensation expenses	3,776	3,804
Change in accounts receivable	329	(13,415)
Other changes in operating activities	(11,754)	(10,666)

Net cash provided by (used in) operating activities	5,351	(10,900)

Investing Activities
Purchases of property and equipment	(5,477)	(10,723)
Purchases of Nuasis assets, net of cash acquired	—	(2,439)
Purchase of Edify Corporation	—	(926)

Net cash used in investing activities	(5,477)	(14,088)

Financing Activities
Exercise of stock options	2,307	376
Repurchase of common stock	(3,168)	—

Net cash provided by (used in) financing activities	(861)	376

Effect of exchange rate changes on cash	(80)	460

Decrease in cash and cash equivalents	(1,067)	(24,152)
Cash and cash equivalents, beginning of period	28,215	42,076

Cash and cash equivalents, end of period	$27,148	$17,924

INTERVOICE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(Unaudited)
(In Thousands, Except Share Data)

					Accumulated Other
	Common Stock		Additional	Retained	Comprehensive
	Shares	Amount	Capital	Earnings	Income (Loss)	Total

Balance at February 28, 2007	38,727,628	$19	$101,608	$1,861	$(304)	$103,184

Net income	—	—	—	3,393		3,393

Foreign currency translation adjustment	—	—	—	—	684	684

Comprehensive income						4,077

Cumulative effect of adopting FIN48	—	—	—	(2,547)		(2,547)

Exercise of stock options	485,863	—	2,307	—		2,307

Repurchase and retirement of shares	(400,000)	—	(3,168)	—		(3,168)

Stock-based compensation	—	—	3,776	—		3,776

Balance at November 30, 2007	38,813,491	$19	$104,523	$2,707	$380	$107,629

Intervoice, Inc. and Subsidiaries
Revenues by Market and Geography
For the Quarter Ended November 30, 2007
Unaudited
(In thousands)

	North		Rest of
	America		World		Total

Solutions	$10,362	39.6%	$15,807	60.4%	$26,169	100.0%
Customer and Software Support	16,154	75.2%	5,315	24.8%	21,469	100.0%
Hosted Solutions	4,262	81.2%	987	18.8%	5,249	100.0%

Total Sales	$30,778	58.2%	$22,109	41.8%	$52,887	100.0%

Voice Portal					$13,805	26.1%
Messaging					10,733	20.3%
Payment					1,631	3.1%

Total Solutions					26,169	49.5%

Customer and Software Support					21,469	40.6%
Hosted Solutions					5,249	9.9%

Total Recurring Services					26,718	50.5%

Total Sales					$52,887	100.0%

Intervoice, Inc. and Subsidiaries
Revenues by Market and Geography
For the Nine Months Ended November 30, 2007
Unaudited
(In thousands)

	North		Rest of
	America		World		Total

Solutions	$31,803	45.0%	$38,809	55.0%	$70,612	100.0%
Customer and Software Support	48,527	75.4%	15,798	24.6%	64,325	100.0%
Hosted Solutions	12,664	88.1%	1,705	11.9%	14,369	100.0%

Total Sales	$92,994	62.3%	$56,312	37.7%	$149,306	100.0%

Voice Portal					$40,582	27.2%
Messaging					25,251	16.9%
Payment					4,779	3.2%

Total Solutions					70,612	47.3%

Customer and Software Support					64,325	43.1%
Hosted Solutions					14,369	9.6%

Total Recurring Services					78,694	52.7%

Total Sales					$149,306	100.0%

INTERVOICE, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

			(In Thousands, Except Per Share Data)
			Three Months Ended		Nine Months Ended
			November 30,	November 30,	November 30,	November 30,
			2007	2006	2007	2006
Gross margin
GAAP gross margin			$26,709	$28,759	$77,727	$82,651
Gross margin %			50.5%	54.5%	52.1%	55.5%

Stock-based compensation charges	(A	)	309	175	832	699
Restructuring charges and intangible amortization	(B	)	—	573	378	848

Non-GAAP gross margin			$27,018	$29,507	$78,937	$84,198

Non-GAAP gross margin %			51.1%	55.9%	52.9%	56.5%

Operating income
GAAP operating income			$3,478	$(131)	$4,323	$569

Stock-based compensation charges	(A	)	1,301	990	3,776	3,652
Restructuring charges and intangible amortization	(B	)	973	3,035	4,260	4,701
Proxy contest expenses	(C	)	—	—	714	—

Non-GAAP operating income			$5,752	$3,894	$13,073	$8,922

Net income
GAAP net income			$2,867	$(88)	$3,393	$1,103
Net income per share — diluted			$0.07	$(0.00)	$0.09	$0.03

Stock-based compensation charges	(A	)	1,301	990	3,776	3,652
Restructuring charges and intangible amortization	(B	)	973	3,035	4,260	4,701
Proxy contest expenses	(C	)	—	—	714	—
Non-GAAP adjustment for income tax	(D	)	(1,013)	(1,380)	(2,752)	(2,901)

Non-GAAP income			$4,128	$2,557	$9,391	$6,555

Non-GAAP income per share — diluted			$0.10	$0.07	$0.24	$0.17

Shares used in non-GAAP diluted per share computation	(E	)	39,875	39,132	39,548	39,120

The non-GAAP financial measures of non-GAAP gross margin, non-GAAP operating income, non-GAAP income and non-GAAP income per share-diluted are adjusted for the following items: stock-based compensation charges, restructuring charges and intangible amortization, proxy contest expenses and the related income tax effects. Management believes that the presentation of these non-GAAP financial measures is useful to investors for the reasons discussed earlier and below.
The non-GAAP financial measures in the table, “Reconciliation of GAAP to non-GAAP Financial Measures” include the following adjustments to GAAP based reported results and are further described below and correspond to the following paragraphs, (A) through (E).
(A) Stock-based compensation charges consist of non-cash charges relating to employee stock based compensation awards determined in accordance with SFAS 123R, beginning March 1, 2006, which requires companies to measure all employee stock based compensation awards using a fair value method and recognize compensation costs in their financial statements. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, the Company believes that the exclusion of stock-based compensation allows for useful comparisons of financial results to peer companies, and of financial results between periods. In addition, the Company believes it is useful to investors to understand the specific impact of the application of SFAS 123R on operating results.
(B) Restructuring charges and intangible amortization include severance, facilities consolidation, corporate restructuring and related legal and professional fees, as well as amortization of intangible assets relating to acquisitions. The Company’s management excludes these costs when evaluating its ongoing performance and believes that the exclusion of these costs allows for useful comparisons of operating results to peer companies and enhanced period to period comparisons.
(C) During the second quarter of fiscal year 2008 we settled a proxy contest and completed the election and alignment of our Board of Directors at our Annual Shareholders meeting held on July 23, 2007. Legal and other expenses were incurred in connection therewith which management believes are not related to the on-going operations of the Company and believes their exclusion in the determination of non-GAAP measures allows for useful comparisons of operating results. In addition, management believes it is useful to investors to understand the specific impact of these expenses.
(D) Non-GAAP adjustment for income tax. The Company’s management adjusts the reported effective tax rate to a 34 percent non-GAAP effective tax rate to calculate non-GAAP income. Management believes that the 34 percent effective tax rates are reflective of a long-term normalized tax rate based on the Company’s current tax structure.
(E) Shares used in computing non-GAAP income per share-diluted are on the same basis as our reported net income per share-diluted. No adjustment has been made to exclude unrecognized compensation cost and windfall tax benefits from the calculation of assumed proceeds, as the impact is not material to the calculation.